UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2014

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
SIGNATURES	4

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2014, the Board of Directors of Sensata Technologies Holding N.V. (“Sensata”) appointed Paul Vasington as Sensata's Chief Accounting Officer, in addition to his current role as Executive Vice President and Chief Financial Officer. Christine Creighton, Sensata's former Chief Accounting Officer, has moved into a new position within Sensata.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: April 22, 2014	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

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